UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2023

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 28, 2023, the board of directors (the “Board”) of Enovix Corporation (the “Company” or “Enovix”) announced Emmanuel T. Hernandez will retire from the Board effective September 30, 2023. Mr. Hernandez’s retirement was not the result of a disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.
Mr. Bernard Gutmann, who is an existing member of the audit committee, will assume the role of Audit Committee Chairman from Mr. Hernandez effective October 1, 2023. In connection with his appointment, and in accordance with the Company’s Non-Employee Director Compensation Policy, as may be amended from time to time (the “Non-Employee Director Compensation Policy”), Mr. Gutmann will receive an annual cash retainer of $22,000 for serving as the chairperson of the Audit Committee, paid quarterly in arrears.
Joseph Malchow, who joined the Board in June 2023, will become a member of the Audit Committee effective October 1, 2023. In connection with his appointment to the Audit Committee, and in accordance with the Non-Employee Director Compensation Policy, Mr. Malchow will receive an annual cash retainer of $10,000, paid quarterly in arrears.
A copy of the Company’s press release announcing the retirement of Mr. Hernandez and the appointments of Mr. Gutmann and Mr. Malchow is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date:	September 28, 2023	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer, General Counsel and Secretary

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